UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE NECESSITY RETAIL REIT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2023

The Necessity Retail REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38597	90-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 415-6500

(Former name or former address, if changed since last report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	RTL	The Nasdaq Global Select Market
7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	RTLPP	The Nasdaq Global Select Market
7.375% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	RTLPO	The Nasdaq Global Select Market
Preferred Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The following summary of the material terms of the Agreement (as defined below) described herein does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Agreement which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

On June 4, 2023, The Necessity Retail REIT, Inc. (“RTL”, or the “Company”) together with Global Net Lease, Inc. (“GNL” and, together with the RTL, the “Companies”), Global Net Lease Advisors, LLC (“GNL Advisor”), Global Net Lease Properties, LLC (“GNL Property Manager”), Necessity Retail Advisors, LLC (“RTL Advisor”), Necessity Retail Properties, LLC (“RTL Property Manager”), AR Global Investments, LLC (“Advisor Parent” and, together with GNL Advisor, GNL Property Manager, RTL Advisor, and RTL Property Manager, the “Advisors” and, together with the Companies and any other entities managed or advised by the Advisor Parent or its Affiliates, the “Group Companies”) entered into a Cooperation Agreement and Release (the “Agreement”) with Blackwells Capital LLC (“Blackwells Capital”), Blackwells Onshore I LLC (“Blackwells Onshore”), Jason Aintabi (collectively with Blackwells Capital and Blackwells Onshore, the “Blackwells Parties”), Related Fund Management, LLC (“Related”), Jim Lozier, and Richard O’Toole (collectively with Related and Mr. Lozier, the “Related Parties” and, collectively with the Blackwells Parties, the “Blackwells/Related Parties”).

Under the terms of the Agreement: (1) all litigation pending in Maryland state court and in federal court in the Southern District of New York, including the appeal of certain decisions in the U.S. Court of Appeals for the Second Circuit, between the parties will be dismissed with prejudice and the parties will be prohibited from initiating any future claims except to enforce the terms of the Agreement; (2) all demands made by the Blackwells/Related Parties for investigations by the board of directors of the Company (the “Board”) and the board of directors of GNL will be withdrawn and of no further force or effect as will any requests for books and records of the Company; (3) the proxy contest initiated by the Blackwells/Related Parties including the nomination of a dissident slate of directors and various advisory proposals for stockholder consideration at the Company’s 2023 annual meeting of stockholders will be terminated or withdrawn; (4) the Blackwells/Related Parties will be prohibited from (a) selling any of the shares of the Company’s Class A common stock, par value $0.01 prior to completion or earlier termination of the proposed merger between the Company and GNL (the “REIT Merger”) and the related internalization merger involving the acquisition by GNL of the entities providing the external asset and property management functions performed by affiliates of Advisor Parent for the Company and GNL (the “Internalization”) and then generally only in open market transactions subject to further limits; (b) engaging in, or acting in concert with any third party in connection with, among other things, any proxy contest or solicitation in opposition to any matter not recommended by the Board, any other activist campaign or unsolicited takeover bids between signing of the Agreement until June 4, 2033 otherwise referred to as the “Standstill Period;” (5) the Blackwells/Related Parties agreed to appear in person or by proxy at the Company’s 2023 annual meeting of stockholders and each subsequent annual meeting during the Standstill Period and any special meeting of the Company’s stockholders regarding the appointment, election or removal of directors and to vote at such meeting in accordance with the recommendation of the Board with respect to any proposal at those meetings; and (6) the Blackwells Parties have agreed to issue, at the time of the filing by the Company and GNL of a the joint prospectus/proxy statement relating to the REIT Merger and Internalization (the “Joint Proxy Statement”), a press release announcing their support of each transaction. In the event that the Blackwells/Related Parties fail to fulfil their obligations under clause (5), they will grant an irrevocable proxy to the benefit of the Company to vote at the Company’s 2023 Annual Meeting.

Under the Agreement, GNL is required to issue shares of GNL common stock, par value $0.01 (the “GNL Common Stock”) to the Blackwells/Related Parties as a settlement fee and as a consulting fee. The Company also agreed to: (i) indemnify and hold harmless the Blackwells Parties against actions, costs, losses, claims, damages or liabilities (including attorney fees) arising out of the consulting and advisory services provided by Blackwells Onshore pursuant to the Agreement, provided that the liability of the Company will not exceed $10 million; and (ii) reimburse one-half of the reasonable documented out of pocket expenses (including legal fees) incurred by the Blackwells/Related Parties in connection with the proxy contest and related litigation described herein and the Agreement. GNL will be responsible for reimbursing the other half of these expenses.

The Agreement also contains mutual non-disparagement provisions as well as mutual releases. The parties to the Merger Agreement and Internalization Agreement have agreed to waive compliance with applicable covenants in the Merger Agreement and the agreement governing the Internalization to permit the Companies to complete their obligations under the Agreement.

Item 7.01	Regulation FD Disclosure

On June 5, 2023, the Company issued a joint press release with GNL and the Blackwells/Related Parties announcing certain terms of the Agreement, a copy of which is attached hereto as Exhibit 99.1.

The information set forth in Item 7.01 of this Current Report on Form 8-K and in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

About The Necessity Retail REIT – Where America Shops

The Necessity Retail REIT (Nasdaq: RTL) is the preeminent publicly traded real estate investment trust (REIT) focused on “Where America Shops.” RTL acquires and manages a diversified portfolio of primarily necessity-based retail single tenant and open-air shopping center properties in the U.S. Additional information about RTL can be found on its website at www.necessityretailreit.com.

Forward-Looking Statements

The statements in this communication that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to be materially different. In addition, words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” expects,” “plans,” “intends,” “would,” or similar expressions indicate a forward-looking statement, although not all forward-looking statements contain these identifying words. Any statements referring to the future value of an investment in the Company, including the adjustments giving effect to the REIT Merger and the Internalization as described in this communication, as well as the potential success that the Company and GNL may have in executing the REIT Merger and Internalization, are also forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause the Company’s actual results, or the Company’s actual results after making adjustments to give effect to the Merger and the Internalization, to differ materially from those contemplated by such forward-looking statements, including but not limited to: (i) the Company’s and GNL’s ability to complete the proposed REIT Merger and Internalization on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approvals and satisfaction of other closing conditions to consummate the proposed transaction, (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement relating to the proposed transactions, (iii) ability of the GNL to obtain lender consent to amend its Second Amended and Restated Credit Facility or any other the GNL loan agreement, if at all, or on terms favorable to the GNL, (iv) risks related to the potential repeal of the Company’s Shareholder’s Rights Plan; (v) risks related to the decrease in the beneficial ownership requirements of the Company’s applicable classes and series of stock; (vi) risks related to diverting the attention of the Company’s and GNL’s management from ongoing business operations, (vii) failure to realize the expected benefits of the proposed transactions, (viii) significant transaction costs or unknown or inestimable liabilities, (ix) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay, (x) the risk that the Company’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected, (xi) risks related to future opportunities and plans for GNL post-closing, including the uncertainty of expected future financial performance and results of GNL post-closing following completion of the proposed transactions, (xii) the effect of the announcement of the proposed transaction on the ability of the Company and GNL to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships, (xiii) the effect of any downgrade of the Company’s or GNL’s corporate rating or to any of their respective debt or equity securities including the outstanding notes under the RTL Indenture; (xiv) risks related to the market value of the GNL Common Stock to be issued in the proposed transactions; (xv) other risks related to the completion of the proposed transactions, (xvi) potential adverse effects of the ongoing global COVID-19 pandemic, including actions taken to contain or treat the COVID-19, on the Company, the Company’s tenants and the global economy and financial market, (xvii) the risk that one or more parties to the Agreement may not fulfil its obligations under the Agreement, as well as the additional risks, uncertainties and other important factors set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2023, and all other filings with the SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. Further, forward-looking statements speak only as of the date they are made, and Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by law.

Additional Information About the REIT Merger and Internalization and Where to Find It

In connection with the proposed transactions, GNL intends to file with the SEC a registration statement on Form S-4, which will include a document that serves as a prospectus of GNL and a joint proxy statement of GNL and the Company. Each party also plans to file other relevant documents with the SEC regarding the proposed transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. A definitive joint proxy statement/prospectus will be sent to the Company’s stockholders and GNL’s stockholders. Investors and securityholders may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by the Company and GNL with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by GNL with the SEC will be available free of charge on GNL’s website at www.globalnetlease.com or by contacting GNL’s Investor Relations at investorrelations@globalnetlease.com. Copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at www.necessityretailreit.com or by contacting the Company’s Investor Relations at ir@rtlreit.com.

Additional Information About the Annual Meeting and Where to Find It

The Company has filed a definitive proxy statement on Schedule 14A, an accompanying GOLD proxy card and other relevant documents with the SEC in connection with such solicitation of proxies from the Company’s stockholders for the Company’s 2023 annual meeting of stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a copy of the definitive proxy statement, an accompanying proxy card, any amendments or supplements to the definitive proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge by clicking the “SEC Filings” link in the “Filings and Financials” section of the Company’s website, www.necessityretailreit.com, or by contacting ir@rtlreit.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Participants in the Proxy Solicitation

The Company, RTL OP, Advisor Parent and RTL Advisor, and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions and the matters to be considered at the Company’s 2023 Annual Meeting of Stockholders. Information about directors and executive officers of the Company is available in its proxy statement for its 2023 Annual Meeting, which was filed with the SEC on April 10, 2023, as supplemented or amended from time to time. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed transactions when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Investors may obtain free copies of these documents from the Company as indicated above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Cooperation Agreement and Release dated as of June 4, 2023, by and among Global Net Lease, Inc., The Necessity Retail REIT, Inc., Global Net Lease Advisors, LLC, Global Net Lease Properties, LLC, Necessity Retail Advisors, LLC, Necessity Retail Properties, LLC, AR Global Investments, LLC, Blackwells Capital LLC, Blackwells Onshore I LLC, Jason Aintabi, Related Fund Management, LLC, Jim Lozier, and Richard O’Toole.

99.1	Joint Press Release, dated June 5, 2023

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NECESSITY RETAIL REIT, INC.

Date: June 5, 2023	By:	/s/ Edward M. Weil, Jr.
	Name:	Edward M. Weil, Jr.
	Title:	Chief Executive Officer and President

Exhibit 10.1

EXECUTION VERSION

COOPERATION AGREEMENT AND RELEASE

This COOPERATION AGREEMENT (this “Agreement”) is made and entered into as of June 4, 2023 by and among Global Net Lease, Inc., a Maryland corporation (“GNL”), The Necessity Retail REIT, Inc., a Maryland corporation (“RTL”, and together with GNL, the “Companies”), Global Net Lease Advisors, LLC (“GNL Advisor”), Global Net Lease Properties, LLC (“GNL Property Manager”), Necessity Retail Advisors, LLC (“RTL Advisor”), Necessity Retail Properties, LLC (“RTL Property Manager”), AR Global Investments, LLC (“Advisor Parent” and together with RTL Advisor, GNL Advisor, GNL Property Manager and RTL Property Manager, the “Advisors” and, collectively with the Companies and any other entities managed or advised by the Advisor Parent or its Affiliates (whether as of the date hereof or hereafter), the “Group Companies”), Blackwells Capital LLC (“Blackwells Capital”), Blackwells Onshore I LLC (“Blackwells Onshore”), Jason Aintabi (collectively, with Blackwells Capital and Blackwells Onshore, the “Blackwells Parties”), Related Fund Management, LLC (“Related”), Jim Lozier and Richard O’Toole (collectively with Related and Mr. Lozier, the “Related Parties” and, collectively with the Blackwells Parties, the “Investor Parties” and, each of the Companies, the Advisors and the Investor Parties, a “Party” to this Agreement, and collectively, the “Parties”).

RECITALS

WHEREAS, as of the date hereof, the Investor Parties have a beneficial ownership (as determined under Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, or the rules or regulations promulgated thereunder (the “Exchange Act”)) interest in the Common Stock, $0.01 par value per share, of GNL (the “GNL Common Stock”) totaling, in the aggregate, 2,099,332 shares of GNL Common Stock;

WHEREAS, as of the date hereof, the Investor Parties have a beneficial ownership (as determined under Rule 13d-3 promulgated under the Exchange Act) interest in the Class A Common Stock, $0.01 par value per share, of RTL (the “RTL Common Stock”, and together with the GNL Common Stock, the “Common Stock”) totaling, in the aggregate, 100 shares of RTL Common Stock;

WHEREAS, the Investor Parties submitted a letter to GNL on October 24, 2022 (the “GNL Nomination Notice”) purporting to nominate a slate of director candidates to be elected to the Board of Directors of GNL (the “GNL Board”) at GNL’s 2023 Annual Meeting of Stockholders (including any other meeting of stockholders held in lieu thereof, and adjournments, postponements, reschedulings or continuations thereof, the “2023 GNL Annual Meeting”);

WHEREAS, the Investor Parties submitted a letter to RTL on October 24, 2022 (the “RTL Nomination Notice”) purporting to nominate a slate of director candidates to be elected to the Board of Directors of RTL (the “RTL Board”) at RTL’s 2023 Annual Meeting of Stockholders (including any other meeting of stockholders held in lieu thereof, and adjournments, postponements, reschedulings or continuations thereof, the “2023 RTL Annual Meeting”);

WHEREAS, (i) the Companies and Blackwells Onshore are parties to an action pending in the Circuit Court for Baltimore City, Maryland (the “Maryland Court”) captioned Blackwells Onshore I LLC v. Global Net Lease, Inc., et al., and assigned the case number 24-C-22-005195 (the “Maryland Action”) pursuant to which Blackwells Onshore has asserted certain claims against the Companies (the “Investor Party Maryland Claims”) and (ii) the Companies and the Investor Parties are parties to two actions pending in the United States District Court for the Southern District of New York (the “Federal Trial Court”) captioned Global Net Lease, Inc. v. Blackwells Capital LLC, et al., case no. 22-cv-10702, and The Necessity Retail REIT, Inc. v. Blackwells Capital LLC, et al., case no. 22-cv-10703 (collectively, the “Federal Trial Court Actions”), and an appeal of certain decisions and orders entered in the Federal Trial Court Actions before the U.S. Court of Appeals for the Second Circuit (the “Federal Appeals Court”) captioned Global Net Lease, Inc., et al. v. Blackwells Capital LLC, et al., no. 23-737-cv (the “Federal Appeal” and together with the Federal Trial Court Actions the “Federal Actions” and, all together with the Maryland Action, the “Legal Actions”) pursuant to which the Companies have asserted certain claims against the Investor Parties (the “Company Federal Claims”) and the Blackwells Parties have asserted certain counterclaims against the Companies (the “Investor Party Federal Claims”);

WHEREAS, the Investor Parties sent letters to GNL dated (i) October 25, 2022, wherein request was made for the inspection of records under the New York General Business Corporation Law (the “NYBCL”) § 1315(a) and (ii) May 3, 2023 and May 16, 2023, wherein demand was made upon GNL and/or the GNL Board for internal investigation of allegations made therein of corporate waste and breach of duties, and request was made for the inspection of records under Maryland General Corporation Law (the “MGCL”) § 2-512 (each a “GNL Demand” and collectively the “GNL Demands,” all of which are included within “Demands” as defined below);

WHEREAS, the Investor Parties sent letters to RTL dated (i) October 25, 2022, wherein request was made for the inspection of records under NYBCL § 1315(a), and (ii) May 3, 2023 and May 16, 2023, wherein demand was made upon RTL and/or the RTL Board for internal investigation of allegations made therein of corporate waste and breach of duties, and request was made for the inspection of records under MGCL § 2-512 (each an “RTL Demand” and collectively the “RTL Demands,” all of which are included within “Demands” as defined below);

WHEREAS, on May 23, 2023, GNL, Global Net Lease Operating Partnership, L.P., a Delaware limited partnership (“GNL OP”), RTL, The Necessity Retail REIT Operating Partnership, L.P., a Delaware limited partnership (“RTL OP”), Osmosis Sub I, LLC, a Maryland limited liability company and wholly-owned subsidiary of GNL (“REIT Merger Sub”), and Osmosis Sub II, LLC, a Delaware limited liability company and wholly-owned subsidiary of GNL OP (“OP Merger Sub”), entered into an Agreement and Plan of Merger (as amended, modified or supplemented from time to time, the “Merger Agreement”), pursuant to which, subject to stockholder approvals, RTL will merge with and into REIT Merger Sub, with REIT Merger Sub continuing as the surviving entity and a wholly-owned subsidiary of GNL (the “REIT Merger”), and OP Merger Sub will merge with and into RTL OP, with RTL OP continuing as the surviving entity;

WHEREAS, on May 23, 2023, GNL also entered into an agreement (as amended, modified or supplemented from time to time, the “Internalization Agreement”) to internalize the advisory and property management functions of the combined companies through a series of mergers with the advisors and property managers for each of GNL and RTL (the “Internalization”); and

WHEREAS, as of the date hereof, the Companies and the Investor Parties have determined to come to an agreement with respect to certain matters, including, without limitation, the Federal Actions, the Federal Appeal, the GNL Demands, the RTL Demands, the Maryland Action, the 2023 GNL Annual Meeting, the 2023 RTL Annual Meeting, the REIT Merger and the Internalization, as provided in this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound hereby, agree as follows:

1.	Certain Agreements.

(a)            Dismissal with Prejudice of Legal Actions.

(i)             Within one (1) business day of the execution of this Agreement, Blackwells Onshore shall file (or, should Blackwells Onshore fail to file within such time, the Companies are hereby authorized without any action by Blackwells Onshore to file on behalf of all parties) with the Maryland Court the Stipulation of Dismissal with Prejudice and [Proposed] Order attached as Exhibit A hereto. For avoidance of doubt, (a) the Settlement Payment and this Agreement are intended as a complete resolution of the Maryland Action and the Investor Party Maryland Claims and, together with any and all claims and disputes arising under the Maryland Action or in connection therewith, the Investor Party Maryland Claims and the Maryland Action, the Demands are to be terminated with prejudice and with no further relief being granted to the Investor Parties thereunder and (b) this Agreement is intended as a complete resolution of the Maryland Action together with any and all claims and disputes arising under or in connection with the Maryland Action or the Demands, and the Maryland Action is to be terminated with prejudice and with no further relief being granted to the Companies thereunder.

(ii)            Within one (1) business day of the execution of this Agreement, the Companies shall file (or, should the Companies fail to file within such time, the Investor Parties are hereby authorized without any action by the Companies to file on behalf of all parties) with the Federal Trial Court the Stipulation of Dismissal of Action with Prejudice attached as Exhibit B hereto. For avoidance of doubt, (a) the Settlement Payment and this Agreement are intended as a complete resolution of the Federal Actions and the Investor Party Federal Claims and, together with any and all claims and disputes arising under the Federal Actions or in connection therewith, the Investor Party Federal Claims and the Federal Actions are to be terminated with prejudice and with no further relief being granted to the Investor Parties thereunder and (b) this Agreement is intended as a complete resolution of the Company Federal Claims and the Federal Actions and, together with any and all claims and disputes arising under the Federal Actions or in connection therewith, the Company Federal Claims and the Federal Actions are to be terminated with prejudice and with no further relief being granted to the Companies thereunder.

(iii)           Within one (1) business day of the execution of this Agreement, the Companies shall file (or, should the Companies fail to file within such time, the Investor Parties are hereby authorized without any action by the Companies to file on behalf of all parties) with the Federal Appeals Court the Stipulation of Dismissal of Action with Prejudice attached as Exhibit C hereto.

(b)            Withdrawal with Prejudice of Demands. Effective upon the execution of this Agreement, and without further action by the Investor Parties, the Investor Parties hereby irrevocably withdraw with prejudice the Demands, and the Demands shall be deemed to be of no further force or effect.

(c)            Mutual Releases and Covenants Not to Sue.

(i)             Subject to the filing of the stipulation of dismissal for the Federal Actions, and immediately after the payment of the Expense Reimbursement (as defined below), the Investor Parties, on behalf of themselves and their respective Affiliates, release and forever discharge the Group Companies, the Advisors, their respective Affiliates and their respective directors, officers, agents, attorneys and representatives from all liabilities, claims, demands (including demands for investigation), suits, judgments, attorneys’ fees, costs, interest, compensatory damages, exemplary damages, injuries, causes of action, and losses of any kind, known or unknown, fixed or contingent, whether made or to be made directly or derivatively, whether at law or at equity or otherwise, that the Investor Parties or their respective Affiliates (x) have ever had or now have against the Group Companies, the Advisors, their respective Affiliates or their respective directors, officers, agents, attorneys or representatives or (y) have ever had, now have or will have against the Group Companies, the Advisors, their respective Affiliates or their respective directors, officers, agents, attorneys or representatives arising from or in relation to or in connection with the Investor Party Maryland Claims, the Maryland Action, the Investor Party Federal Claims, the Federal Actions, the Blackwells GNL Nominations and Proposals (as defined below), the Blackwells RTL Nominations and Proposals (as defined below), the REIT Merger, the Internalization, any and all Demands and all proxy materials, public filings, press releases or other announcements heretofore filed or made in connection with the foregoing (collectively, the “Investor Party Released Claims”); provided, that the Investor Parties do not make any such release or discharge relating to the enforcement of this Agreement or their rights under this Agreement.

(ii)            Subject to the filing of the stipulation of dismissal for the Maryland Action, the Companies and the Advisors, on behalf of themselves and their respective Affiliates, release and forever discharge the Investor Parties, their respective Affiliates and their respective directors, officers, agents, attorneys and representatives from all liabilities, claims, demands (including demands for investigation), suits, judgments, attorneys’ fees, costs, interest, compensatory damages, exemplary damages, injuries, causes of action, and losses of any kind, known or unknown, fixed or contingent, whether at law or at equity or otherwise, that the Companies, the Advisors or their respective Affiliates (x) have ever had, or now have against the Investor Parties, their respective Affiliates or their respective directors, officers, agents, attorneys or representatives or (y) have ever had, now have or will have against the Investor Parties, their respective Affiliates or their respective directors, officers, agents, attorneys or representatives arising from or in relation to or in connection with the Company Federal Claims, the Federal Actions, the Blackwells GNL Nominations and Proposals (as defined below), the Blackwells RTL Nominations and Proposals (as defined below), the REIT Merger, the Internalization, any and all Demands, and all proxy materials, public filings, press releases or other announcements heretofore filed or made in connection with the foregoing (collectively, the “Company Released Claims” and, together with the Investor Party Released Claims, the “Agreement Released Claims”); provided, that the Companies and the Advisors do not make any such release or discharge relating to the enforcement of this Agreement or their rights under this Agreement.

(iii)           None of this Agreement, the dismissal of the Maryland Action, the Federal Actions or the Federal Appeal, or any act or omission in connection with any of the foregoing is intended to be, shall be deemed to be evidence of, or shall constitute an admission or concession by the Parties or their respective Affiliates as to (i) the truth of any fact alleged or matter asserted by any other party in the Action (including in any pleadings, briefs, or other filings in the Action), (ii) the strength or validity of any claim or defense asserted by any other party in the Action (including in any pleadings, briefs or other filings in the Action) or (iii) any wrongdoing, breach, fault, or liability of any kind by any of them, which each of them expressly denies.

(iv)           Each of the Investor Parties, on the one hand, and the Companies and Advisors, on the other hand, hereby covenants and agrees that it shall not, and shall not permit any of its Affiliates to, directly, indirectly or derivatively, alone or in concert with others, threaten, institute, solicit, join, or knowingly encourage or assist in any lawsuit, claim or proceeding before any court, government agency or arbitral/dispute resolution panel arising from or in relation to or in connection with any of the Agreement Released Claims (each, a “Legal Proceeding”) against any of the Companies, the Advisors, the Group Companies or any of their respective Affiliates or their respective directors, officers, agents, attorneys or representatives, on the one hand, or the Investor Parties or any of their respective Affiliates or their respective directors, officers, agents, attorneys or representatives, on the other hand, except for (a) any Legal Proceeding to remedy a breach of or to enforce this Agreement and (b) counterclaims with respect to any Legal Proceeding initiated by, or on behalf of the other Party, in each case to the extent not released under this Agreement; provided, however, that the foregoing shall not prevent any Party or its Affiliates from responding to oral questions, interrogatories, requests for information or documents, subpoenas, civil investigative demands or similar processes (each, a “Legal Requirement”) in connection with any Legal Proceeding if such Legal Proceeding has not been initiated by, on behalf of or at the request or encouragement of such Party or its Affiliates; provided, further, that in the event any Party or any of its Affiliates receives such Legal Requirement, such party shall give prompt written notice of such Legal Requirement to the other Party (except where such notice would be legally prohibited or not practicable). In any such Legal Proceeding permitted under this Section 1(c)(iv), the prevailing party shall be entitled to an award of its reasonable out-of-pocket costs, expenses and attorneys’ fees.

(v)            Notwithstanding anything to the contrary herein, with respect to the releases and covenants not to sue contained in Section 1 of this Agreement, the Group Companies and the Affiliates, directors, officers, agents, attorneys and representatives of the Group Companies, the Advisors and Investor Parties released hereby shall be intended third party beneficiaries for purposes of enforcing the applicable release and covenant not to sue.

(d)            Settlement Fee. GNL hereby agrees to, no less than one (1) business day following the filing by the Companies of the Joint Proxy Statement (as defined in the Merger Agreement), or, if the Companies fail to file the Joint Proxy Statement prior to July 31, 2023, no later than August 1, 2023, pay or otherwise irrevocably deliver or transfer a settlement fee comprised of 495,000 newly issued shares of GNL Common Stock in the aggregate (valued by the Parties as of the date hereof at $10.97 per share), issued to Blackwells Capital.

(e)            Consulting Services.

(i)             GNL agrees to engage Blackwells Onshore, and Blackwells Onshore hereby agrees to provide, for the duration of the Standstill Period (as defined below), consulting and advisory services regarding corporate governance, stockholder engagement and outreach, investor relations and proxy advisory firm engagement, analysis and outreach (the “Consulting Services”).

(ii)            Blackwells Onshore shall perform the Consulting Services at such times and places as Blackwells Onshore and the Companies shall reasonably agree; provided, that the obligation of Blackwells Onshore to perform the Consulting Services shall automatically terminate upon the expiration of the Standstill Period.

(iii)           Blackwells Onshore shall act solely as an independent contractor in performing the Consulting Services hereunder. Accordingly, Blackwells Onshore shall be responsible for payment of all taxes, including federal, state and local taxes arising out of Blackwells Onshore’s performance of the Consulting Services.  Blackwells Onshore shall not be deemed to be an Affiliate or agent of either of the Companies for any purpose whatsoever.  Blackwells Onshore shall not have any authority to bind either of the Companies in any relationship with third parties unless specifically authorized in writing by an officer of each of the Companies.

(iv)           As compensation for the performance by Blackwells Onshore of the Consulting Services, Blackwells Onshore shall be entitled to the following consulting fee (the “Consulting Fee”):

(A)	in the event of the consummation of the Closing (as defined in the Merger Agreement) and the Closing (as defined in the Internalization Agreement), GNL shall issue to Blackwells Capital 1,600,000 shares of GNL Common Stock;

(B)	in the event that the Merger Agreement is terminated pursuant to Section 8.1(b)(iii) of the Merger Agreement, GNL shall issue to Blackwells Capital 533,333 shares of GNL Common Stock; or

(C)	in the event that the Merger Agreement is terminated for any reason other than pursuant to Section 8.1(b)(iii) of the Merger Agreement, GNL shall issue to Blackwells Capital 1,066,667 shares of GNL Common Stock.

(v)            The Consulting Fee shall only become payable upon the earlier to occur of (x) the later to occur of (A) the consummation of the Closing (as defined in the Merger Agreement) and (B) the consummation of the Closing (as defined in the Internalization Agreement), at which time it shall be payable in full immediately upon the occurrence of the later to occur of the events set forth in the foregoing subclause (A) or (B) of this Section 1(e)(v), and (y) the termination of the Merger Agreement, at which time it shall be payable in equal monthly installments over a twelve (12)-month period starting on the tenth business day following the termination of the Merger Agreement. In the event that any payment of monies or grant of stock (the “Consideration”) by the Companies is made after the applicable time period for the Consideration to be made under this Agreement (the “Overdue Consideration”), GNL shall pay to Blackwells Capital interest with respect to the Overdue Consideration in the amount of 14% per annum or the maximum rate allowable under law, whichever is lesser (the “Interest Amount”), until the Overdue Consideration and Interest Amount are paid in full.

(vi)           The Companies shall, severally and not jointly, indemnify, defend and hold harmless the Blackwells Parties against any actions, costs, losses, claims, damages or liabilities (including attorneys’ fees) (“Losses”) arising out of consulting services provided by Blackwells Onshore in accordance with Section 1(e) of this Agreement. Notwithstanding anything to the contrary herein, (x) the liability of the Companies under this Section 1(g) shall in no event exceed $10,000,000 and (y) in no event shall Losses include any consequential, punitive, exemplary, indirect, incidental or other similar damages, including lost profits or Losses based upon a multiple of Losses.

(f)             Additional Agreements.

(i)             The Investor Parties shall comply, and shall cause each of their respective controlled Affiliates and Associates to comply, with the terms of this Agreement and shall be responsible for any breach of this Agreement by any such controlled Affiliate or Associate. As used in this Agreement, the terms “Affiliate” and “Associate” shall have the respective meanings set forth in Rule 12b-2 promulgated by the Securities and Exchange Commission (the “Commission”) under the Exchange Act and shall include all persons or entities that at any time during the term of this Agreement become Affiliates or Associates of any Party to this Agreement.

(ii)            The Investor Parties, on behalf of themselves and their controlled Affiliates and Associates, hereby (A) irrevocably withdraw the GNL Nomination Notice, as well as the director nominations and the proposals purportedly notified therein, and any related materials, demands or notices submitted to GNL in connection therewith or related thereto with respect to the 2023 GNL Annual Meeting (collectively, the “Blackwells GNL Nominations and Proposals”), and (B) agree not to take any further action with respect to the Blackwells GNL Nominations and Proposals or otherwise related to the 2023 GNL Annual Meeting (other than in accordance with this Agreement). Each Investor Party (w) hereby further agrees that it will, and that it will cause its Affiliates and its and their respective representatives to, (1) immediately cease any and all solicitation efforts in connection with the 2023 GNL Annual Meeting, (2) promptly following entry into this Agreement (and in any event within two (2) business days thereafter), deliver to GNL any proxies that have been received prior to the date of this Agreement by or on behalf of any Investor Party or any of its Affiliates with respect to the 2023 GNL Annual Meeting and (3) promptly (and in any event within two (2) business days and prior to the date of the 2023 GNL Annual Meeting) deliver to GNL any proxies that are received from and after the date of this Agreement by or on behalf of any Investor Party or any of its Affiliates with respect to the 2023 GNL Annual Meeting, (x) hereby acknowledges and agrees that no proxies that have been or may be received by or on behalf of any Investor Party or any of its Affiliates with respect to the Blackwells GNL Nominations and Proposals will be voted in light of the irrevocable withdrawal by the Investor Parties of the Blackwells GNL Nominations and Proposals pursuant to the foregoing subclause (A), (y) hereby irrevocably withdraws and terminates all requests for stockholder list materials and other books and records of GNL under Section 1315(a) of the NYBCL, MGCL § 2-512 or other statutory or regulatory provisions providing for stockholder access to books and records, including, without limitation, the Demands and (z) hereby irrevocably withdraws and terminates all requests for action by or demands on the GNL Board, including, without limitation, any requests for internal investigations at GNL (including the GNL Demands).

(iii)           The Investor Parties, on behalf of themselves and their controlled Affiliates and Associates, hereby (A) irrevocably withdraw the RTL Nomination Notice, as well as the director nominations and the proposals purportedly notified therein, and any related materials, demands or notices submitted to RTL in connection therewith or related thereto with respect to the 2023 RTL Annual Meeting (collectively, the “Blackwells RTL Nominations and Proposals”), and (B) agree not to take any further action with respect to the Blackwells RTL Nominations and Proposals or otherwise related to the 2023 RTL Annual Meeting (other than in accordance with this Agreement). Each Investor Party (w) hereby further agrees that it will, and that it will cause its Affiliates and its and their respective representatives to, (1) immediately cease any and all solicitation efforts in connection with the 2023 RTL Annual Meeting, (2) promptly following entry into this Agreement (and in any event within two (2) business days thereafter), deliver to RTL any proxies that have been received prior to the date of this Agreement by or on behalf of any Investor Party or any of its Affiliates with respect to the 2023 RTL Annual Meeting and (3) promptly (and in any event within two (2) business days and prior to the date of the 2023 RTL Annual Meeting) deliver to RTL any proxies that are received from and after the date of this Agreement by or on behalf of any Investor Party or any of its Affiliates with respect to the 2023 RTL Annual Meeting, (x) hereby acknowledges and agrees that no proxies that have been or may be received by or on behalf of any Investor Party or any of its Affiliates with respect to the Blackwells RTL Nominations and Proposals will be voted in light of the irrevocable withdrawal by the Investor Parties of the Blackwells RTL Nominations and Proposals pursuant to the foregoing subclause (A), (y) hereby irrevocably withdraws and terminates all requests for stockholder list materials and other books and records of RTL under Section 1315(a) of the NYBCL, MGCL § 2-512 or other statutory or regulatory provisions providing for stockholder access to books and records, including, without limitation, the Demands and (z) hereby irrevocably withdraws and terminates all requests for action by or demands on the RTL Board, including, without limitation, any requests for internal investigations at RTL (including the RTL Demands, which, together with the GNL Demands, shall be separately and collectively, the “Demands”).

(iv)           Each Investor Party shall, and shall cause its Affiliates to, promptly (and in any event within twenty-four (24) hours after entry into this Agreement) disable (and not permit to be re-enabled during the Standstill Period) the website “https://stoparglobal.com/” and any other websites it directly or indirectly maintains with respect to its prior solicitation efforts and/or campaigns with respect to the Companies, the 2023 GNL Annual Meeting or the 2023 RTL Annual Meeting.

(v)           Until the earlier of (A) the consummation of the REIT Merger and Internalization and (B) the valid termination of the Merger Agreement in accordance with its terms, each Investor Party shall not sell, transfer, assign, convey or otherwise dispose of any shares of Common Stock, or any rights decoupled from such shares, owned by it.

(vi)          The Investor Parties shall appear in person or by proxy at the 2023 GNL Annual Meeting and each subsequent annual meeting of stockholders of GNL during the Standstill Period and cause to be present for quorum purposes and vote all shares of GNL Common Stock beneficially owned by the Investor Parties at such meeting (A) in favor of all directors nominated by the GNL Board for election, (B) in favor of the ratification of the appointment of the accounting firm selected by the GNL Board as GNL’s registered public accounting firm for the applicable fiscal year, (C) in accordance with the GNL Board’s recommendation with respect to GNL’s “say-on-pay” proposal and (D) in accordance with the GNL Board’s recommendation with respect to any other GNL proposal or stockholder proposal or nomination presented at such meeting. The Investor Parties further agree that they will, subject to waiver in whole or in part by GNL in its sole discretion, (x) appear in person or by proxy at any special meeting of GNL’s stockholders held during the Standstill Period and cause to be present for quorum purposes and vote all shares of GNL Common Stock beneficially owned by the Investor Parties at such special meeting in accordance with the GNL Board’s recommendation on any proposal presented at such meeting, (y) deliver consents or consent revocations in any action by written consent by GNL stockholders during the Standstill Period in accordance with the GNL Board’s recommendation on any proposed action and (z) appear in person or by proxy at the Parent Stockholder Meeting (as defined in the Merger Agreement) and vote all shares of GNL Common Stock beneficially owned by the Investor Parties at such meeting in accordance with the GNL Board’s recommendation on any proposal relating to the REIT Merger, the Internalization, the matters contemplated by the Merger Agreement or the Internalization Agreement (including, without limitation, the Parent Share Issuances (as defined in the Merger Agreement)).

(vii)         The Investor Parties shall appear in person or by proxy at the 2023 RTL Annual Meeting and each subsequent annual meeting of stockholders of RTL during the Standstill Period and cause to be present for quorum purposes and vote all shares of RTL Common Stock beneficially owned by the Investor Parties at such meeting (A) in favor of all directors nominated by the RTL Board for election, (B) in favor of the ratification of the appointment of the accounting firm selected by the RTL Board as RTL’s registered public accounting firm for the applicable fiscal year, (C) in accordance with the RTL Board’s recommendation with respect to RTL’s “say-on-pay” proposal and (D) in accordance with the RTL Board’s recommendation with respect to any other RTL proposal or stockholder proposal or nomination presented at such meeting. The Investor Parties further agree that they will, subject to waiver in whole or in part by RTL in its sole discretion, (x) appear in person or by proxy at any special meeting of RTL’s stockholders held during the Standstill Period called for the purpose of voting on the appointment, election or removal of directors and vote all shares of RTL Common Stock beneficially owned by the Investor Parties in accordance with the RTL Board’s recommendation on any proposal relating to the appointment, election or removal of directors, and (y) deliver consents or consent revocations in any action by written consent by RTL stockholders during the Standstill Period in accordance with the RTL Board’s recommendation on any proposal relating to the appointment, election or removal of directors.

(viii)         Upon request of GNL or RTL, as applicable, the Investor Parties shall provide evidence that they have complied with the requirements of subclauses (f)(vi) or (f)(vii) above with respect the 2023 GNL Annual Meeting, the Parent Stockholder Meeting (as defined in the Merger Agreement), and the 2023 RTL Annual Meeting.

(g)            Irrevocable Proxy. In the event that, and subject to, the Investor Parties failing to comply with the terms of Sections 1(f)(vi) (in the case of the proxy granted by subclause (g)(i) below) or 1(f)(vii) (in the case of the proxy granted by subclause (g)(ii) below):

(i)             The Investor Parties hereby irrevocably appoint GNL as the sole and exclusive attorney-in-fact and proxy of the Investor Parties, with full power of substitution, to vote at the 2023 GNL Annual Meeting and the Parent Stockholder Meeting (as defined in the Merger Agreement), all of the shares of capital stock of GNL that now are or hereafter may be owned by the Investor Parties and any and all other shares or securities of the Companies issued or issuable in respect thereof on or after the date hereof (the “GNL Subject Securities”) in accordance with the terms of Section 1(e)(vii);

(ii)            The Investor Parties hereby irrevocably appoint RTL as the sole and exclusive attorney-in-fact and proxy of the Investor Parties, with full power of substitution, to vote at the 2023 RTL Annual Meeting all of the shares of capital stock of RTL that now are or hereafter may be owned by the Investor Parties and any and all other shares or securities of the Companies issued or issuable in respect thereof on or after the date hereof (the “RTL Subject Securities” and, together with the GNL Subject Securities, the “Subject Securities”) in accordance with the terms of Section 1(e)(viii);

(iii)           Upon each Investor Party’s execution of this Agreement, any and all prior proxies given by such Investor Party with respect to any Subject Securities with respect to the 2023 GNL Annual Meeting, the Parent Stockholder Meeting (as defined in the Merger Agreement) or the 2023 RTL Annual Meeting are hereby revoked and such Investor Party agrees not to grant any subsequent proxies with respect to the Subject Securities with respect to such meetings;

(iv)           GNL, with respect to the GNL Subject Securities, and RTL, with respect to the RTL Subject Securities, are each hereby authorized and empowered by the Investor Parties, at any time prior to the termination of this Agreement, to act as the Investor Parties’ attorney and proxy to vote the Subject Securities, and to exercise all voting rights with respect to the Subject Securities (including, without limitation, the power to execute and deliver written consents), at the 2023 GNL Annual Meeting, the 2023 RTL Annual Meeting and the Parent Stockholder Meeting (as defined in the Merger Agreement); and

(v)            The proxy granted by this Section 1(g) is coupled with an interest, is irrevocable and is granted for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

2.	Standstill Provisions.

(a)            Each of the Investor Parties agrees that, from the date of this Agreement until the date that is ten (10) years from the date hereof (the “Standstill Period”), without the prior written consent of the Board of Directors of the applicable Group Company, each Investor Party shall not, and each Investor Party shall cause each of its controlled Affiliates and Associates not to, in each case directly or indirectly, in any manner:

(i)             sell, assign or otherwise transfer or dispose of its voting securities of any Group Company, or any rights decoupled from such securities, other than in open market sale transactions where the identity of the purchaser is not known, in connection with any tender or exchange offers, in block trade transactions arranged through an investment bank and in underwritten widely-dispersed public offerings, to any third party that, to such Investor Party’s knowledge would result in such third party, together with its Affiliates and Associates, beneficially owning, in the aggregate, 5.0% or more of the then-outstanding voting securities of such Group Company or would increase the beneficial ownership interest of any third party who, together with its Affiliates and Associates, has beneficial ownership, in the aggregate, of 5.0% or more of the then-outstanding voting securities of such Group Company;

(ii)            nominate or recommend for nomination any person for election at any annual or special meeting of the stockholders of any Group Company;

(iii)           engage in any solicitation of proxies or become a “participant” in a “solicitation” (as such terms are defined in Regulation 14A under the Exchange Act) of proxies (including, without limitation, any solicitation of consents that seeks to call a special meeting of stockholders), in each case, with respect to securities of the Group Companies;

(iv)           form, join or in any way knowingly participate in any “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to the securities of the Group Companies;

(v)            deposit any securities of the Group Companies in any voting trust or subject any securities of the Group Companies to any arrangement or agreement with respect to the voting of any securities of the Group Companies, other than any such voting trust, arrangement or agreement solely among the Investor Parties and their respective controlled Affiliates and otherwise in accordance with this Agreement;

(vi)           seek or submit, or knowingly encourage any person or entity to seek or submit, nomination(s) in furtherance of a “contested solicitation” for the appointment, election or removal of directors with respect to the Group Companies or seek, or knowingly encourage or take any other action with respect to the appointment, election or removal of any directors, in each case in opposition to the recommendation of the board of directors of such Group Company;

(vii)         initiate, encourage or participate in any “vote no,” “withhold” or similar campaign with respect to any annual or special meeting of the stockholders of a Group Company;

(viii)        (A) make any proposal for consideration by stockholders at any annual or special meeting of stockholders of a Group Company or through any referendum of stockholders, (B) make any offer or proposal (with or without conditions) with respect to any merger, tender (or exchange) offer, acquisition, recapitalization, restructuring, disposition or other business combination involving a Group Company or any of its subsidiaries, (C) affirmatively solicit a third party to make an offer or proposal (with or without conditions) with respect to any merger, tender (or exchange) offer, acquisition, recapitalization, restructuring, disposition or other business combination involving a Group Company or any of its subsidiaries, or encourage, assist or support any third party in making such an offer or proposal, (D) publicly comment on any third party proposal regarding any merger, tender (or exchange) offer, acquisition, recapitalization, restructuring, disposition, or other business combination with respect to a Group Company or any of its subsidiaries by such third party, (E) call or seek to call a special meeting of stockholders of a Group Company or (F) solicit or seek to solicit any consents or consent revocations from stockholders of a Group Company;

(ix)           make any proposal, make any public statement or otherwise seek to encourage, advise or assist any third party in so encouraging or advising with respect to: (i) any change in the composition, number or term of directors serving on the Board of Directors of any Group Company or the filling of any vacancies on such Board of Directors; (ii) any change in the capitalization, share repurchase practices or dividend policy of any Group Company; (iii) any other change in any Group Company’s management, directors, business, operations, strategy, governance, corporate structure or other affairs or policies; or (iv) causing a class of securities of the Company to be delisted from, or to cease to be authorized to be quoted on, any securities exchange or become eligible for termination of registration pursuant to Section 12(g)(4) of the Exchange Act;

(x)            seek, alone or in concert with others, representation on the board of directors of any Group Company;

(xi)           seek publicly, alone or in concert with others, to amend any provision of the articles of incorporation or bylaws (or similar organizational documents) of any Group Company;

(xii)          make any request for stock list materials or other books and records of the Group Companies under any statutory or regulatory provisions providing for stockholder access to books and records;

(xiii)         advise, knowingly encourage, knowingly support or knowingly influence any third party with respect to the voting or disposition of any securities of the Group Companies at any annual or special meeting of stockholders;

(xiv)         make any request or submit any proposal to amend or waive the terms of this Agreement other than through non-public communications with any Group Company or the board of directors of any Group Company that would not be reasonably determined to trigger public disclosure obligations for any Party or any Group Company;

(xv)          institute, solicit, assist or join any litigation, arbitration or other proceeding against or involving the Group Companies or any of their current or former directors or officers (including, without limitation, derivative actions) in order to effect or take any of the actions expressly prohibited by this Section 2(a);

(xvi)         acquire, offer or seek to acquire, agree to acquire or acquire rights to acquire (except by way of stock dividends or other distributions or offerings made available to holders of voting securities), directly or indirectly, whether by purchase, tender or exchange offer, through the acquisition of control of another person, by joining a group, through swap or hedging transactions or otherwise, any voting securities of RTL or any voting rights decoupled from the underlying voting securities of RTL;

(xvii)        publicly disclose any intention, plan or arrangement inconsistent with any provisions of this Section 2(a); or

(xviii)       enter into any negotiations, agreements or understandings with any third party or publicly or privately knowingly encourage or knowingly support any other stockholder, person or entity to take any action that any Investor Party is prohibited from taking pursuant to this Section 2(a).

(b)           Notwithstanding the foregoing, in no event shall any Investor Party be acting, or be deemed to be acting, in violation of the terms of this Section 2(a) if such Investor Party is acting in accordance with Section 1(e) of this Agreement.

3.	Representations and Warranties of the Companies and the Advisors.

Each of the Companies and Advisors represents and warrants, severally and not jointly, to the Investor Parties that (a) such Company or Advisor has the corporate power and authority to execute this Agreement and to bind it thereto, (b) this Agreement has been duly and validly authorized, executed and delivered by such Company or Advisor, and assuming due execution by each counterparty hereto, constitutes a valid and binding obligation and agreement of such Company or Advisor, and is enforceable against such Company or Advisor in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws generally affecting the rights of creditors and subject to general equity principles and (c) the execution, delivery and performance of this Agreement by such Company or Advisor does not and will not (i) violate or conflict with any law, rule, regulation, order, judgment or decree applicable to such Company or Advisor, or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both would constitute such a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document or agreement, contract, commitment, understanding or arrangement to which such Company or Advisor is a party or by which it is bound.

4.	Representations and Warranties of the Investor Parties.

Each of the Investor Parties represents and warrants to the Companies and the Advisors that: (a) the authorized signatory of such party set forth under such Party’s name on the signature pages hereto has the power and authority to execute this Agreement and any other documents or agreements to be entered into in connection with this Agreement and to bind such Investor Party thereto, (b) this Agreement has been duly authorized, executed and delivered by such Investor Party, and assuming due execution by each counterparty hereto, is a valid and binding obligation of such Investor Party, enforceable against such Investor Party in accordance with its terms except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws generally affecting the rights of creditors and subject to general equity principles, (c) except with respect to Mr. Aintabi, Mr. Lozier or Mr. O’Toole, the execution of this Agreement, the consummation of any of the transactions contemplated hereby, and the fulfillment of the terms hereof, in each case in accordance with the terms hereof, will not conflict with, or result in a breach or violation of the organizational documents of such Investor Party as currently in effect, (d) the execution, delivery and performance of this Agreement by such Investor Party does not and will not (i) violate or conflict with any law, rule, regulation, order, judgment or decree applicable to such Investor Party, or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both would constitute such a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which such Investor Party is a party or by which it is bound, (e) as of the date of this Agreement, the Investor Parties are deemed to beneficially own 2,099,332 shares of GNL Common Stock, (f) as of the date of this Agreement, the Investor Parties are deemed to beneficially own 100 shares of RTL Common Stock and (g) as of the date hereof, and except as set forth in clauses (e) and (f) above, such Investor Party does not currently have, and does not currently have any right to acquire, any interest in any securities or assets of either of the Companies or their respective Affiliates (or any rights, options or other securities convertible into or exercisable or exchangeable (whether or not convertible, exercisable or exchangeable immediately or only after the passage of time or the occurrence of a specified event) for such securities or assets or any obligations measured by the price or value of any securities of the Companies or any of their respective controlled Affiliates), including, without limitation, any swaps or other derivative arrangements designed to produce economic benefits and risks that correspond to the ownership of shares of Common Stock or any other securities of the Companies, whether or not any of the foregoing in this subclause (g) would give rise to beneficial ownership (as determined under Rule 13d-3 promulgated under the Exchange Act), and whether or not to be settled by delivery of shares of Common Stock or any other class or series of the Companies’ stock, payment of cash or by other consideration, and without regard to any short position under any such contract or arrangement).

5.	Securities Law Matters; Transfer Restrictions.

Each of Blackwells Capital, Blackwells Onshore and Related represents and warrants to the Companies that:

(a)            Such Investor Party acknowledges that GNL intends the offer and issuance of the GNL Common Stock pursuant to this Agreement to be exempt from registration under the Securities Act of 1933 (the “Securities Act”) and applicable state securities laws by virtue of (i) the status of each of such Investor Party as an “accredited investor” within the meaning of the federal securities Laws, and (ii) Regulation D promulgated under Section 4(a)(2) of the Securities Act (“Regulation D”), and that GNL will rely in part upon the representations and warranties made by the Investor Parties in this Agreement in making the determination that the offer and issuance of such GNL Common Stock qualify for exemption under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D as an offer and sale only to “accredited investors.”

(b)            Such Investor Party is an “accredited investor” within the meaning of the federal securities Law, particularly Regulation D.

(c)            Such Investor Party will acquire the GNL Common Stock pursuant to this Agreement for its own account and not with a view to, or for sale in connection with, any “distribution” thereof within the meaning of the Securities Act. Such Investor Party has sufficient knowledge and experience in financial, tax, and business matters to enable it to evaluate the merits and risks of investment in such GNL Common Stock. Such Investor Party has the ability to bear the economic risk of acquiring the GNL Common Stock pursuant to this Agreement. Such Investor Party acknowledges that (i) the transactions contemplated by this Agreement involve complex tax consequences for such Investor Party, and such Investor Party is relying solely on the advice of its own tax advisors in evaluating such consequences; (ii) GNL has not made (nor shall it be deemed to have made) any representations or warranties as to the tax consequences of such transaction to the Investor Parties; and (iii) references in this Agreement to the intended tax effect of the transactions contemplated hereby shall not be deemed to imply any representation by GNL as to a particular tax effect that may be obtained by the Investor Parties. Such Investor Party remains solely responsible for all tax matters relating to such Investor Party.

(d)            Such Investor Party has been supplied with, or had access to, information to which a reasonable investor would attach significance in making an investment decision to acquire the GNL Common Stock pursuant to this Agreement and any other information such Investor Party has requested. Such Investor Party has had an opportunity to ask questions of, and receive information and answers from GNL, and to assess and evaluate any information supplied to the Investor Parties by GNL, and all such questions have been answered, and all such information has been provided to the satisfaction of such Investor Party.

(e)            Such Investor Party acknowledges that it is aware that there are substantial restrictions on the transferability of the GNL Common Stock issued pursuant to this Agreement. Such Investor Party agrees that any GNL Common Stock it acquires pursuant to this Agreement will not be sold in the absence of registration unless such sale is exempt from registration under the Securities Act and applicable state securities laws.

(f)             It is understood that, except as provided below, certificates or book-entry records evidencing the shares of GNL Common Stock issued pursuant to this Agreement may bear the following or any similar legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND, ACCORDINGLY, MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144, OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.”

If required by the authorities of any state in connection with the issuance or sale of the shares of GNL Common Stock acquired pursuant to this Agreement, the legend required by such state authority.

6.	Rule 144 Reporting.

With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of the GNL Common Stock to the public without registration, for so long as the Investor Parties hold any of the GNL Common Stock issued pursuant to this Agreement, GNL agrees to use its commercially reasonable efforts to (i) make and keep “current public information” available, as those terms are understood and defined in Rule 144, at all times until the end of the Standstill Period, (ii) file with the Commission in a timely manner all reports and other documents required to be filed by GNL under the Securities Act of 1933 and the Securities Exchange Act of 1934, and (iii) make available other information as required by, and so long as necessary to permit sales of such GNL Common Stock pursuant to Rule 144.

7.	Press Releases; Public Announcements.

(a)            Promptly following the execution of this Agreement, the Companies and the Investor Parties shall jointly issue a mutually agreed upon press release (the “Joint Press Release”) announcing certain terms of this Agreement in the form attached hereto as Exhibit D. Prior to the issuance of the Joint Press Release and subject to the terms of this Agreement, neither the Companies (including the GNL Board and the RTL Board, as applicable, and any committee thereof) nor the Investor Parties shall issue any press release or make any public announcement regarding this Agreement or the matters contemplated hereby, except as required by law or the rules or regulations of any stock exchange or the Commission (including, without limitation, any staff guidance or interpretation of the Commission), or with the prior written consent of the other Party.

(b)            At the time of the filing by the Companies of the Joint Proxy Statement, the Blackwells Parties shall issue a press release announcing their support of the REIT Merger and the Internationalization in a form to be mutually agreed by the Parties.

(c)            During the Standstill Period, neither the Companies nor the Investor Parties shall make any public announcement or statement that is inconsistent with or contrary to the terms of this Agreement, except as required by law or the rules or regulations of any stock exchange or the Commission (including any staff guidance or interpretation of the Commission).

8.	Specific Performance.

Each of Investor Parties, on the one hand, and the Companies and the Advisors, on the other hand, acknowledges and agrees that irreparable injury to the other Party or Parties (as applicable) hereto would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that such injury would not be adequately compensable by the remedies available at law (including, without limitation, the payment of money damages). It is accordingly agreed that the Investor Parties, on the one hand, and the Companies and the Advisors, on the other hand (the “Moving Party”), shall each be entitled to specific enforcement of, and injunctive relief to prevent any violation of, the terms hereof, and each Party further agrees to waive any requirement for the security or posting of any bond in connection with such remedy and the other Party will not take action, directly or indirectly, in opposition to the Moving Party seeking such relief on the grounds that any other remedy or relief is available at law or in equity. This Section 8 is not the exclusive remedy for any violation of this Agreement

9.	Expenses.

Subject to compliance by the Parties with Section 1(a) and Section 1(b), within two (2) business days of the filing of the stipulation of dismissal for the Maryland Action and the stipulation of dismissal for the Federal Actions, the Companies shall reimburse the Investor Parties for their reasonable, documented out-of-pocket fees and expenses (including, without limitation, legal expenses) incurred in connection with the Investor Parties’ involvement at the Companies through the date of this Agreement, including, without limitation, their preparation and delivery of the GNL Nomination Notice, the RTL Nomination Notice, their involvement in the Maryland Action and the Federal Actions and the negotiation and execution of this Agreement, in an amount mutually agreed by the Parties prior to the execution of this Agreement. Such reimbursement shall be paid in equal proportion by the Companies (the “Expense Reimbursement”).

10.	Severability.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the Parties that the Parties would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable. In addition, the Parties agree to use their best efforts to agree upon and substitute a valid and enforceable term, provision, covenant or restriction for any of such that is held invalid, void or enforceable by a court of competent jurisdiction.

11.	Notices.

Any notices, consents, determinations, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally; (b) upon confirmation of receipt, when sent by email (provided such confirmation is not automatically generated); or (c) two (2) business days after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the Party to receive the same. The addresses for such communications shall be:

If to GNL:

Global Net Lease, Inc.

650 Fifth Avenue, 30th Floor

New York, NY 10019

Attention:	Michael Anderson, Esq.
E-mail:	manderson@ar-global.com

If to RTL:

The Necessity Retail REIT, Inc.

650 Fifth Avenue, 30th Floor

New York, NY 10019

Attention:	Michael Anderson, Esq.
E-mail:	manderson@ar-global.com

If to any Advisor:

c/o AR Global Investments, LLC

650 Fifth Avenue, 30th Floor

New York, NY 10019

Attention:	Michael Anderson, Esq.
E-mail:	manderson@ar-global.com

If to any of the Blackwells Parties:

c/o Blackwells Capital LLC
800 Third Avenue, 39th Floor
New York, NY 10022

Attention:	Jason Aintabi
Email:	jaintabi@blackwellscap.com

with a copy to (that shall not constitute notice):

Vinson & Elkins L.L.P.

1114 Avenue of the Americas, 32nd Floor

New York, NY 10036

Attention:	Lawrence S. Elbaum, Esq.
Email:	lelbaum@velaw.com
Attention:	C. Patrick Gadson, Esq.
Email:	pgadson@velaw.com
Attention:	Chris Duffy
Email:	cduffy@velaw.com

If to Related:

Related Fund Management LLC

30 Hudson Yards, 83rd Floor

New York, NY 10001

Attention:	Richard O’Toole
Email:	rotoole@related.com

12.	Applicable Law.

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to the conflict of laws principles thereof that would result in the application of the law of another jurisdiction. Each of the Parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other Party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery, and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware). Each of the Parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement in any court other than the aforesaid courts. Each of the Parties hereto hereby irrevocably waives, and agrees not to assert in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by applicable legal requirements, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. EACH OF THE PARTIES IRREVOCABLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY OF THEM. NO PARTY SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

13.	Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the Parties and delivered to the other Party (including by means of electronic delivery or facsimile).

14.	No Admissions.

Nothing contained in this Agreement is to be construed as an admission by any Party of the validity of any claim, defense, allegation, or assertion made by any of the other Parties.

15.	Mutual Non-Disparagement.

Subject to applicable law, each of the Parties covenants and agrees that, during the Standstill Period, or if earlier, until such time as another Party or any of its agents, subsidiaries, controlled Affiliates, successors, assigns, partners, members, officers, key employees or directors shall have breached this Section 15, neither it nor any of its respective agents, subsidiaries, controlled affiliates, successors, assigns, , members, officers, key employees or directors shall in any way publicly criticize, disparage, call into disrepute or otherwise defame or slander any other Party or such other Party’s subsidiaries, Affiliates, successors, assigns, officers (including any current officer of a Party or a Party’s subsidiaries who no longer serves in such capacity at any time following the execution of this Agreement) in their capacity as an officer of such Party, directors (including any current officer or director of a Party or a Party’s subsidiaries who no longer serves in such capacity in connection with the execution of this Agreement) in their capacity as a director of such Party, employees, stockholders, agents, attorneys or representatives or the Group Companies, or any of their businesses, products or services, in any manner that would reasonably be expected to damage the business or reputation of such other Party, their businesses, products or services or their subsidiaries, Affiliates, successors, assigns, officers (or former officers), directors (or former directors), employees, stockholders, agents, attorneys or representatives or, in the case of the Advisors, the Group Companies.

16.	Securities Laws.

The Investor Parties acknowledge that they are aware, and will advise each of their representatives who are informed as to the matters that are the subject of this Agreement, that the federal securities laws may prohibit any person who directly or indirectly has received from an issuer material, non-public information from purchasing or selling securities of such issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

17.	Entire Agreement; Amendment and Waiver; Successors and Assigns; Third Party Beneficiaries; Term.

This Agreement (including its exhibits) contains the entire understanding of the Parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings between the Parties other than those expressly set forth herein. No modifications of this Agreement can be made except in writing signed by an authorized representative of each the Companies, the Advisors, Blackwells Capital and Related. No failure on the part of any Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The terms and conditions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the Parties hereto and their respective successors, heirs, executors, legal representatives, and permitted assigns. No Party shall assign this Agreement or any rights or obligations hereunder without, with respect to an Investor Party, the prior written consent of the Companies and the Advisors, and with respect to the Companies and the Advisors, the prior written consent of Blackwells Capital and Related. This Agreement is solely for the benefit of the Parties and is not enforceable by any other persons or entities. This Agreement shall terminate at the end of the Standstill Period, except provisions of Section 10, Section 11, Section 12, Section 13, Section 14, Section 16, this Section 17 and Section 18 and any liability for breach prior to such termination, in each case which shall survive such termination.

18.	Liabilities Several, Not Joint.

Each of the Parties hereby acknowledges and agrees that the obligations and liabilities of each of the Companies and, the Advisors under this Agreement are several and not joint with the obligations and liabilities of any other Party, and none of the Companies or the Advisors shall be responsible in any way for the performance of the obligations or fulfilment of the liabilities of any other Party under this Agreement.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized signatories of the Parties as of the date hereof.

GLOBAL NET LEASE, INC.

By:	/s/ James Nelson
	Name:	James Nelson
	Title:	Chief Executive Officer

THE NECESSITY RETAIL REIT, INC.

By:	/s/ Michael Weil
	Name:	Michael Weil
	Title:	Chief Executive Officer

Global Net Lease Advisors, LLC

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

Necessity Retail Advisors, LLC

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

AR Global Investments, LLC

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Cooperation Agreement]

Necessity Retail Properties, LLC

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

GLOBAL NET LEASE Properties, LLC

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Cooperation Agreement]

BLACKWELLS CAPITAL LLC

By:	/s/ Jason Aintabi
	Name:	Jason Aintabi
	Title:	Managing Partner

BLACKWELLS ONSHORE I LLC

By:	/s/ Jason Aintabi
	Name:	Jason Aintabi
	Title:	Managing Partner

JASON AINTABI

/s/ Jason Aintabi

[Signature Page to Cooperation Agreement]

Related Fund Management, LLC

By:	/s/ Richard O’Toole
	Name:	Richard O’Toole
	Title:	Authorized Signatory

[Signature Page to Cooperation Agreement]

JIM LOZIER

/s/ Jim Lozier

[Signature Page to Cooperation Agreement]

RICHARD O’TOOLE

/s/ Richard O’Toole

[Signature Page to Cooperation Agreement]

Exhibit A

Stipulation of Dismissal with Prejudice and [Proposed] Order in Maryland Action

(See attached)

Exhibit B

Stipulation of Dismissal of Action with Prejudice in Federal Trial Court Actions

(See attached)

Exhibit C

Stipulation of Dismissal of Action with Prejudice in the Federal Appeal

(See attached)

Exhibit D

Joint Press Release

(See attached)

 Exhibit 99.1

Global Net Lease, The Necessity Retail REIT and AR Global Enter into Cooperation Agreement with Blackwells Capital

Agreement Follows Substantial Governance Changes at GNL and RTL That Will Ensure Combined Company Operates with Best in Class Practices

Blackwells to Vote in Favor of Merger and Internalization Transactions at the GNL Special Meeting; Settles All Previous Proxy Contests and Litigation

RTL and GNL 2023 Shareholder Annual Meetings to Proceed Uncontested; Blackwells to Support Companies’ Nominees

NEW YORK – June 5, 2023 – Global Net Lease Inc. (NYSE: GNL, "GNL") and The Necessity Retail REIT Inc. (NASDAQ: RTL, "RTL") – together with their respective advisors and property managers and AR Global – today announced that they have entered into a cooperation agreement (the “Cooperation Agreement”) with Blackwells Capital.

Under the terms of the Cooperation Agreement, the Blackwells Parties will withdraw their nomination notices and proposals at both GNL and RTL and have agreed to vote in favor of the share issuances for the previously announced merger of GNL and RTL (“the Merger”) and internalization transactions at the GNL special meeting.

“We are pleased to have reached an agreement with Blackwells that we believe is in the best interests of the Global Net Lease and The Necessity Retail REIT shareholders,” said Michael Weil, Chief Executive Officer of RTL, and James Nelson, Chief Executive Officer of GNL. “The combination of GNL and RTL will create a leading global net lease REIT that is positioned for long-term growth and potential trading multiple expansion comparable to other net lease REITs of this size and scale. The combined entity will be internally managed, resulting in significant cost savings, and will adopt enhanced corporate governance practices that will ensure the combined company operates in the best interests of all current and future investors. We are pleased to have Blackwells’ support of the Merger and internalization transaction and look forward to working with Blackwells to create value on behalf of all shareholders.”

Jason Aintabi, Chief Investment Officer of Blackwells, said, “We are pleased to have aligned with the Boards of GNL and RTL on a constructive path forward following the significant governance and structural changes that have occurred over the course of the last year. The merger of GNL and RTL creates a new company of scale in the sector that can be singularly focused on creating value for all public shareholders. With our support for the transaction now in place, we look forward to the completion of the merger and lend Mr. Weil and the leadership team our full support, as we believe investors will see great success following the internalization and merger.”

Pursuant to the Agreement, the parties have agreed to release all claims arising prior to the settlement and dismiss their respective actions in Maryland state court and New York federal court.

The Blackwells Parties have agreed to abide by certain standstill and voting commitments in connection with the Cooperation Agreement. The agreement will be filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) as an exhibit to the Current Report on Form 8-K.

About Global Net Lease, Inc.

Global Net Lease, Inc. is a publicly traded real estate investment trust listed on the NYSE, which focuses on acquiring a diversified global portfolio of commercial properties, with an emphasis on sale-leaseback transactions involving single tenant, mission critical income producing net-leased assets across the United States, Western, and Northern Europe.

About The Necessity Retail REIT, Inc.

The Necessity Retail REIT, Inc. is the preeminent publicly traded real estate investment trust focused on "Where America Shops", which acquires and manages a diversified portfolio of necessity-based retail single tenant and open-air shopping center properties in the U.S.

About Blackwells Capital

Blackwells Capital was founded in 2016 by Jason Aintabi, its Chief Investment Officer. Since that time, it has made investments in public securities, engaging with management and boards, both publicly and privately, to help unlock value for stakeholders, including shareholders, employees and communities. Blackwells’ investments in real estate have ranged from property development and management to REITs and adjacent real estate activities, including financing, origination, and managing real estate backed securities, including direct mezzanine and equity investments. Throughout their careers, Blackwells’ principals have invested globally on behalf of leading public and private equity firms and have held operating roles and served on the boards of media, energy, technology, insurance and real estate enterprises. For more information, please visit www.blackwellscap.com.

Additional Information and Where to Find It

In connection with the proposed transactions, GNL intends to file with the SEC a registration statement on Form S-4, which will include a document that serves as a prospectus of GNL and a joint proxy statement of GNL and RTL. Each party also plans to file other relevant documents with the SEC regarding the proposed transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. A definitive joint proxy statement/prospectus will be sent to GNL’s stockholders and RTL’s stockholders. Investors and securityholders may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by GNL and RTL with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by GNL with the SEC will be available free of charge on GNL’s website at www.globalnetlease.com or by contacting the GNL’s Investor Relations at investorrelations@globalnetlease.com. Copies of the documents filed by RTL with the SEC will be available free of charge on RTL’s website at www.necessityretailreit.com or by contacting RTL’s Investor Relations at ir@rtlreit.com.

Participants in the Proxy Solicitation

GNL, RTL, Global Net Lease Operating Partnership, L.P., The Necessity Retail REIT Operating Partnership, L.P., AR Global Investments, LLC, Global Net Lease Advisors, LLC, Necessity Retail Advisors, LLC, and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. Information about directors and executive officers of GNL is available in the GNL proxy statement for its 2023 Annual Meeting, which was filed with the SEC on April 10, 2023. Information about directors and executive officers of RTL is available in the RTL proxy statement for its 2023 Annual Meeting, which was filed with the SEC on April 10, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed transactions when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Investors may obtain free copies of these documents from GNL and RTL as indicated above.

Forward Looking Statements

The statements in this press release that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to be materially different. In addition, words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” expects,” “plans,” “intends,” “would,” or similar expressions indicate a forward-looking statement, although not all forward-looking statements contain these identifying words. Any statements referring to the future value of an investment in GNL and RTL, including the adjustments giving effect to the Merger and the internalization as described in this press release, as well as the potential success that GNL and RTL may have in executing the Merger and internalization, are also forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause GNL’s and RTL’s actual results, or GNL’s and RTL’s actual results after making adjustments to give effect to the Merger and the internalization, to differ materially from those contemplated by such forward-looking statements, including but not limited to: (i) GNL’s and RTL’s ability to complete the proposed Merger and internalization on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approvals and satisfaction of other closing conditions to consummate the proposed transaction, (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement relating to the proposed transactions, (iii) ability of GNL to obtain lender consent to amend its Second Amended and Restated Credit Facility or any other GNL loan agreement, if at all, or on terms favorable to GNL, (iv) risks related to the potential repeal of GNL’s Shareholder’s Rights Plan; (v) risks related to the decrease in the beneficial ownership requirements of GNL’s applicable classes and series of stock; (vi) risks related to diverting the attention of GNL’s and RTL’s management from ongoing business operations, (vii) failure to realize the expected benefits of the proposed transactions, (viii) significant transaction costs or unknown or inestimable liabilities, (ix) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay, (x) the risk that RTL’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected, (xi) risks related to future opportunities and plans for GNL post-closing, including the uncertainty of expected future financial performance and results of GNL post-closing following completion of the proposed transactions, (xii) the effect of the announcement of the proposed transaction on the ability of GNL and RTL to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships, (xiii) the effect of any downgrade of GNL’s or RTL’s corporate rating or to any of their respective debt or equity securities including the outstanding notes under the RTL Indenture; (xiv) risks related to the market value of the GNL Common Stock to be issued in the proposed transactions; (xv) other risks related to the completion of the proposed transactions, (xvi) potential adverse effects of the ongoing global COVID-19 pandemic, including actions taken to contain or treat the COVID-19, on GNL and RTL and GNL’s and RTL’s tenants and the global economy and financial market, (xvii) the risk that one or more parties to the Cooperation Agreement may not fulfil its obligations under the Cooperation Agreement, as well as the additional risks, uncertainties and other important factors set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of GNL’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2023, RTL’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 23, 2023 and all other filings with the SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in GNL’s and RTL’s subsequent reports. Further, forward-looking statements speak only as of the date they are made, and GNL and RTL undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by law.

Contacts

For GNL:

Investors and Media:

investorrelations@globalnetlease.com

(212) 415-6510

For RTL:

Investor Relations:

ir@rtlreit.com

(866) 902-0063

For Blackwells:

Gagnier Communications

Dan Gagnier

(646) 569-5897

blackwells@gagnierfc.com

Longacre Square Partners

(646) 386-0091

blackwells@longacresquare.com